SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
               Deutsche CROCI (Reg. TM) Sector Opportunities Fund




The following information replaces the existing similar disclosure in the "FEES AND EXPENSES OF THE FUND" section of the summary section of the fund's prospectus and the "WHO MANAGES AND OVERSEES THE FUND" sub-heading of the "FUND DETAILS" section of the fund's prospectus:


The Advisor has contractually agreed through September 30, 2015 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at 1.35%, 2.10%, 1.10% and 1.20% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


               Please Retain This Supplement for Future Reference


July 8, 2015
PROSTKR-503
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]